Rule 497(e)
Registration Nos. 333-125751 and 811-21774

First Trust Exchange-Traded Fund

(the “Trust”)

FT Vest Gold Strategy Quarterly Buffer ETF

(the “Fund”)

Supplement To the Fund’s Prospectus

Dated march 3, 2025

As described in the Fund’s prospectus, Fund shareholders are subject to an upside return cap that represents the maximum percentage return an investor can achieve from an investment in the Fund for a given Target Outcome Period. On February 28, 2025, the Fund’s previous Target Outcome Period ended, and a new Target Outcome Period began as of March 3, 2025. The new Target Outcome Period will end on May 30, 2025. The cap for the Fund for the Target Outcome Period beginning on March 3, 2025 is set forth below.

Fund	Cap (before fees and expenses)	Cap (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund’s management fee)
FT Vest Gold Strategy Quarterly Buffer ETF (BGLD)	8.00%	7.77%

Please Keep this Supplement with your Fund Prospectus for Future Reference